UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.       Other Events.

On July 27, 2004, Nu Skin Enterprises issued a press release announcing its financial results for the second quarter and the six months ended June 30, 2004, and certain other information. The full text of the press release appearing in Exhibit 99.1, other than the paragraphs under the heading “Outlook,” is filed and incorporated by reference in this report.

Item 7.       Financial Statements and Exhibits.

(c) EXHIBIT
99.1	Nu Skin Enterprises’ press release dated July 27, 2004, regarding financial results for the second quarter and the six months ended June 30, 2004.

Item 12.       Results of Operations and Financial Condition.

On July 27, 2004, Nu Skin Enterprises issued a press release announcing its financial results for the second quarter and the six months ended June 30, 2004, and certain other information. A copy of Nu Skin Enterprises’ press release is attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to this Item 12 and the exhibit hereto pursuant to this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ Ritch N. Wood Ritch N. Wood Chief Financial Officer

Date: July 27, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Nu Skin Enterprises’ press release dated July 27, 2004, regarding financial results for the second quarter and the six months ended June 30, 2004.